UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
Delaware    001-35257    27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2103 CityWest Blvd, Bldg 4, Suite 800, Houston, TX 77042 (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (346) 241-3545

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to Current Report on Form 8-K/A (this “Amendment”) is being filed by American Midstream Partners, LP (“AMID”) to amend and restate in their entirety Exhibits 99.1 and 99.2 to AMID’s Current Report on Form 8-K dated December 6, 2017 (the “Original Report”). Exhibits 99.1 and 99.2 to the Original Report are superseded in their entirety by Exhibits 99.1 and 99.2 to this Amendment.  The Original Report contained an inadvertent error in the calculation of the non-GAAP supplemental financial measure Adjusted EBITDA related to the omission of an adjustment for discontinued operations, which requires revisions to the corresponding line item in Exhibit 99.1 to the Original Report and in the presentation of such measure and the reconciliation of such measure to the most comparable GAAP measure in Exhibit 99.2 to the Original Report. AMID has also corrected certain typographical errors. No other information presented in the Original Report, including net income (the GAAP measure most directly comparable to Adjusted EBITDA), has changed. The consolidated financial statements of AMID filed as Exhibit 99.3 to the Original Report were not impacted. This Current Report also provides certain disclosure in compliance with Regulation FD.

Forward-Looking Statements

This Current Report, including its exhibits, includes forward-looking statements. These statements relate to, among other things, projections of 2017 and 2018 financial performance, strategic plans and growth projects. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “potential,” and similar terms and phrases to identify forward-looking statements. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the U.S. Securities and Exchange Commission (“SEC”). See “Risk Factors” and other disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on March 28, 2017 and in our other filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this Current Report. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date hereof.

Item 7.01 Regulation FD Disclosure.

AMID expects to continue its strategy of creating commercial and operational density within its core areas, whereby AMID may conduct additional acquisitions or divestitures. Due to completion of certain acquisitions later than expected, inherent timing uncertainties of divestitures, and the transitional nature of these activities, management believes AMID could have 2017 Adjusted EBITDA slightly below the lower-end of previously issued guidance. Based on anticipated outcomes of AMID’s growth strategy and other opportunities it is pursuing, management expects a material increase in 2018 Adjusted EBITDA.

The information provided in this Item 7.01 (including the exhibits referenced therein) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by AMID pursuant to the Securities Act of 1933, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01 Other Events.

As further described in the Original Report, on September 1, 2017, AMID completed the disposition of its Propane Marketing Services business (the “Propane Business”) to SHV Energy N.V. As a result of the disposition of the Propane Business, AMID classified the results of operations of the Propane Business as discontinued operations. Accordingly, AMID has recast its financial statements to retrospectively reflect this change in classification of the Propane Business to discontinued operations for all periods presented.

Part II, Item 6, and Part II, Item 7, of AMID’s Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) as filed with the SEC on March 28, 2017, which were previously superseded by recast information filed on the Original Report and on a Current Report on Form 8-K on September 18, 2017, are hereby recast as follows:

•	Selected Financial Data included herein as Exhibit 99.1 supersedes Exhibit 99.1 to the Original Report and to the Current Report on Form 8-K filed on September 18, 2017; and

•
Management’s Discussion and Analysis of Financial Condition and Results of Operations included herein as Exhibit 99.2 supersedes Exhibit 99.2 to the Original Report and to the Current Report on Form 8-K filed on September 18, 2017.

The 2016 Form 10-K, Part II, Item 8, has been recast by Exhibit 99.3 to the Original Report. Exhibit 99.3 to the Original Report is not impacted by this Amendment to the Original Report.

There have been no revisions or updates to the 2016 Form 10-K other than the revisions noted above. This Amendment should be read in conjunction with the 2016 Form 10-K and Exhibit 99.3 to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Selected Financial Data
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: December 12, 2017	By:	/s/ Eric Kalamaras
	Name:	Eric Kalamaras
	Title:	Senior Vice President and Chief Financial Officer